EXHIBIT 99.1
SITIO ROYALTIES REPORTS SECOND QUARTER 2025 OPERATIONAL AND FINANCIAL RESULTS

DENVER, Colorado — August 4, 2025 — Sitio Royalties Corp. (NYSE: STR) (“Sitio”, “STR” or the “Company”) today announced second quarter 2025 operational and financial results. Unless the context clearly indicates otherwise, references to “we”, “our”, “us” or similar terms refer to Sitio and its subsidiaries.
SECOND QUARTER 2025 HIGHLIGHTS
•Second quarter 2025 production of 19.3 thousand barrels per day ("MBbls/d") oil and 41.9 thousand barrels of oil equivalent per day ("MBoe/d") total

•Second quarter 2025 net income of $14.5 million and Adjusted EBITDA(1) of $125.4 million

•Operators turned-in-line 8.7 net wells across Sitio's acreage position

•Net line of sight (“LOS”) wells totaled 48.1 as of June 30, 2025, including 27.6 net spud wells and 20.5 net permitted wells

•Closed $6.0 million of acquisitions located in the Delaware and DJ Basins, adding approximately 430 net royalty acres (“NRAs”)

•Repurchased $8.9 million, or 0.5 million shares, of Class A common stock in the second quarter 2025

•Second quarter 2025 total return of capital of $0.42 per share of Class A Common Stock, comprised of a $0.36 per share declared cash dividend (payable August 19, 2025), and $0.06 per share of stock repurchases

PROPOSED MERGER WITH VIPER ENERGY, INC.

As previously announced on June 3, 2025, Sitio and Viper Energy, Inc. (“Viper”) entered into a definitive merger agreement, pursuant to which Viper will acquire Sitio in an all-stock transaction. Following the approval of the Sitio stockholders and the satisfaction of certain other closing conditions, the merger is expected to close during the third quarter of 2025.

In light of the pending merger with Viper, Sitio has discontinued providing guidance and long-term outlook information regarding its results of operations and does not intend to update the previously issued guidance and long-term outlook information, including any such information provided in the first quarter earnings release, as those forward-looking statements were estimates of management only as of the date provided and were subject to the specific risks and uncertainties that accompanied such forward-looking statements. As a result of the pending merger, there will not be an investor conference call.

SECOND QUARTER 2025 FINANCIAL RESULTS

Sitio's second quarter 2025 average unhedged realized prices including all expected quality, transportation and demand adjustments were $63.03 per barrel of oil, $1.43 per Mcf of natural gas and $22.57 per barrel of natural gas liquids, for a total price of $36.95 per Boe. During the second quarter of 2025, the Company received $1.3 million in net cash settlements for commodity derivative contracts and as a result, average hedged realized prices were $63.65 per barrel of oil, $1.45 per Mcf of natural gas and $22.57 per barrel of natural gas liquids, for a total price of $37.28 per Boe.

For the second quarter of 2025, consolidated net income was $14.5 million and Adjusted EBITDA(1) was $125.4 million.

As of June 30, 2025, the Company had $1.1 billion principal value of total debt outstanding (comprised of $488.2 million drawn on Sitio's revolving credit facility and $600.0 million of senior unsecured notes) and liquidity of $437.2 million, including $0.4 million of cash and $436.8 million of remaining availability under its $925.0 million credit facility.
RETURN OF CAPITAL FRAMEWORK
Since becoming public in 2022, Sitio's cumulative return of capital to shareholders has exceeded $980 million, including cash dividends and share repurchases, with approximately $64 million attributable to the second quarter of 2025.

Sitio’s Board of Directors declared a cash dividend of $0.36 per share of Class A Common Stock with respect to the second quarter of 2025. The dividend is payable on August 19, 2025 to the stockholders of record at the close of business on August 14, 2025. During the second quarter of 2025, the Company repurchased an aggregate 0.5 million shares of Class A Common Stock at an average price of $16.30 per share, or an equivalent $0.06 per share of capital. In total, Sitio will return an aggregate $0.42 per share of capital for the second quarter of 2025.

(1)For definitions of non-GAAP financial measures and reconciliation to their most directly comparable GAAP financial measures, please see "Non-GAAP financial measures"

OPERATOR ACTIVITY
The following table summarizes Sitio's net royalty acres, net average daily production and net LOS wells by basin as of June 30, 2025.

	Delaware	Midland	DJ	Eagle Ford	Williston/Other	Total
Net Royalty Acres (normalized to 1/8th royalty equivalent)
As of June 30, 2025	156,795	45,688	43,338	21,047	8,203	275,071

Net Average Daily Production (Boe/d)
Three months ended June 30, 2025	23,789	8,072	5,982	3,208	828	41,879
% Oil	44%	53%	39%	56%	47%	46%

Net LOS Wells (normalized to 5,000' laterals)
Net spuds	9.5	8.8	5.3	3.9	0.1	27.6
Net permits	13.4	4.6	1.6	0.8	0.1	20.5
Net LOS wells as of June 30, 2025	22.9	13.4	6.9	4.7	0.2	48.1

FINANCIAL RESULTS
Production Data

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Production Data:
Crude oil (MBbls)	1,758	1,797	3,456	3,459
Natural gas (MMcf)	7,004	5,892	14,086	10,908
NGLs (MBbls)	885	791	1,799	1,510
Total (MBOE)(6:1)	3,811	3,570	7,603	6,787
Average daily production (BOE/d)(6:1)	41,879	39,231	42,007	37,290
Average Realized Prices:
Crude oil (per Bbl)	$63.03	$79.85	$66.65	$78.29
Natural gas (per Mcf)	$1.43	$1.01	$1.87	$1.08
NGLs (per Bbl)	$22.57	$20.32	$23.59	$20.51
Combined (per BOE)	$36.95	$46.36	$39.34	$46.19
Average Realized Prices After Effects of Derivative Settlements:
Crude oil (per Bbl)	$63.65	$80.21	$67.03	$78.96
Natural gas (per Mcf)	$1.45	$1.36	$1.90	$1.44
NGLs (per Bbl)	$22.57	$20.32	$23.59	$20.51
Combined (per BOE)	$37.28	$47.13	$39.57	$47.12
Selected Expense Metrics

	Three Months Ended June 30,
	2025	2024
Production taxes and other	8.8%	7.5%
Depreciation, depletion and amortization ($/Boe)	$19.92	$23.95
General and administrative ($/Boe)	$5.27	$3.77
Cash G&A ($/Boe)	$2.33	$1.94
Interest expense, net ($/Boe)	$6.05	$6.36

Condensed Consolidated Balance Sheets
(In thousands except par and share amounts)

	June 30, 2025	December 31, 2024
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$383	$3,290
Accrued revenue and accounts receivable	125,807	123,361
Prepaid assets	8,453	6,760
Derivative asset	—	1,811
Total current assets	134,643	135,222

Property and equipment
Oil and natural gas properties, successful efforts method:
Unproved properties	2,373,097	2,464,836
Proved properties	3,055,145	2,941,347
Other property and equipment	4,309	3,737
Accumulated depreciation, depletion, amortization, and impairment	(972,012)	(818,633)
Total property and equipment, net	4,460,539	4,591,287

Long-term assets
Deferred financing costs	6,984	8,525
Operating lease right-of-use asset	5,569	5,940
Other long-term assets	2,680	2,746
Total long-term assets	15,233	17,211

TOTAL ASSETS	$4,610,415	$4,743,720

LIABILITIES AND EQUITY
Current liabilities
Accounts payable and accrued expenses	$31,556	$46,385
Operating lease liability	1,792	1,646
Total current liabilities	33,348	48,031

Long-term liabilities
Long-term debt	1,079,618	1,078,181
Deferred tax liability	247,255	253,778
Non-current operating lease liability	5,064	5,462
Other long-term liabilities	1,150	1,150
Total long-term liabilities	1,333,087	1,338,571

Total liabilities	1,366,435	1,386,602

Equity
Class A Common Stock, par value $0.0001 per share; 240,000,000 shares authorized; 83,454,563 and 83,205,330 shares issued and 77,578,656 and 78,980,516 outstanding at June 30, 2025 and December 31, 2024, respectively	8	8
Class C Common Stock, par value $0.0001 per share; 120,000,000 shares authorized; 73,443,992 and 73,443,992 shares issued and 73,367,602 and 73,391,244 outstanding at June 30, 2025 and December 31, 2024, respectively	8	8
Additional paid-in capital	1,660,081	1,710,372
Accumulated deficit	(129,236)	(146,792)
Class A Treasury Shares, 5,875,907 and 4,224,814 shares at June 30, 2025 and December 31, 2024, respectively	(128,364)	(96,910)
Class C Treasury Shares, 76,390 and 52,748 shares at June 30, 2025 and December 31, 2024, respectively	(1,736)	(1,265)
Noncontrolling interest	1,843,219	1,891,697
Total equity	3,243,980	3,357,118

TOTAL LIABILITIES AND EQUITY	$4,610,415	$4,743,720

Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues:
Oil, natural gas and natural gas liquids revenues	$140,805	$165,516	$299,118	$313,487
Lease bonus and other income	4,854	3,032	10,056	6,452
Total revenues	145,659	168,548	309,174	319,939

Operating expenses:
Depreciation, depletion and amortization	75,901	85,485	153,380	161,803
General and administrative	20,099	13,456	35,861	26,467
Production taxes and other	12,454	12,433	25,436	24,459
Total operating expenses	108,454	111,374	214,677	212,729

Income from operations	37,205	57,174	94,497	107,210

Other income (expense):
Interest expense, net	(23,049)	(22,688)	(46,318)	(41,198)
Commodity derivatives gains (losses)	807	(607)	(101)	(10,657)
Income before taxes	14,963	33,879	48,078	55,355

Income tax expense	(415)	(4,838)	(7,246)	(7,622)

Net income	14,548	29,041	40,832	47,733
Net income attributable to noncontrolling interest	(7,275)	(16,187)	(23,293)	(26,411)
Net income attributable to Class A stockholders	$7,273	$12,854	$17,539	$21,322

Net income per share of Class A Common Stock
Basic	$0.08	$0.16	$0.20	$0.25
Diluted	$0.08	$0.15	$0.20	$0.25

Weighted average Class A Common Stock outstanding
Basic	77,575	80,751	77,961	81,578
Diluted	77,844	80,879	78,192	81,761

Unaudited Condensed Consolidated Statements of Cash Flows
(In thousands)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net income	$40,832	$47,733
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	153,380	161,803
Amortization of deferred financing costs and long-term debt discount	2,807	2,603
Share-based compensation	14,436	11,307
Commodity derivatives losses	101	10,657
Net cash received for commodity derivatives settlements	1,710	6,316
Deferred tax benefit	(6,523)	(7,494)
Change in operating assets and liabilities:
Accrued revenue and accounts receivable	(2,446)	(22,107)
Prepaid assets	(915)	10,547
Other long-term assets	680	667
Accounts payable and accrued expenses	(14,532)	(3,487)
Operating lease liabilities and other long-term liabilities	(560)	(493)
Net cash provided by operating activities	188,970	218,052

Cash flows from investing activities:
Purchases of oil and gas properties, net of post-close adjustments	(22,421)	(177,424)
Other, net	(210)	(237)
Net cash used in investing activities	(22,631)	(177,661)

Cash flows from financing activities:
Borrowings on credit facilities	150,000	279,000
Repayments on credit facilities	(149,650)	(96,000)
Debt issuance costs	(147)	(126)
Distributions to noncontrolling interest	(72,887)	(68,402)
Dividends paid to Class A stockholders	(59,083)	(75,016)
Dividend equivalent rights paid	(1,731)	(707)
Repurchases of Class A Common Stock	(32,480)	(54,075)
Repurchases of Sitio OpCo Partnership Units (including associated Class C Common Shares)	—	(22,142)
Cash paid for taxes related to net settlement of share-based compensation awards	(3,268)	(1,770)
Net cash used in financing activities	(169,246)	(39,238)

Net change in cash and cash equivalents	(2,907)	1,153
Cash and cash equivalents, beginning of period	3,290	15,195
Cash and cash equivalents, end of period	$383	$16,348

Supplemental disclosure of non-cash transactions:
Decrease in current liabilities for additions to property and equipment:	$222	$—

Supplemental disclosure of cash flow information:
Cash paid for income taxes:	$29,632	$2,769
Cash paid for interest expense:	42,549	41,230

Non-GAAP financial measures
Adjusted EBITDA, Discretionary Cash Flow and Cash G&A are non-GAAP supplemental financial measures used by our management and by external users of our financial statements such as investors, research analysts and others to assess the financial performance of our assets and their ability to sustain dividends and/or share repurchases over the long term without regard to financing methods, capital structure or historical cost basis. Sitio believes that these non-GAAP financial measures provide useful information to Sitio's management and external users because they allow for a comparison of operating performance on a consistent basis across periods.

We define Adjusted EBITDA as net income (loss) plus (a) interest expense, (b) provisions for income taxes, (c) depreciation, depletion and amortization, (d) non-cash share-based compensation expense, (e) impairment of oil and natural gas properties, (f) gains or losses on unsettled derivative instruments, (g) loss on debt extinguishment, (h) merger-related transaction costs (i) write off of financing costs and (j) loss on sale of oil and gas properties.

We define Discretionary Cash Flow as Adjusted EBITDA, less cash and accrued interest expense and estimated cash taxes.

We define Cash G&A as general and administrative expense less (a) non-cash share-based compensation expense, (b) merger-related transaction costs and (c) rental income.

Merger-related transaction costs for the three months ended June 30, 2024 have been recast to conform to the current period presentation.

These non-GAAP financial measures do not represent and should not be considered an alternative to, or more meaningful than, their most directly comparable GAAP financial measures or any other measure of financial performance presented in accordance with GAAP as measures of our financial performance. Non-GAAP financial measures have important limitations as analytical tools because they exclude some but not all items that affect the most directly comparable GAAP financial measure. Our computations of Adjusted EBITDA, Discretionary Cash Flow and Cash G&A may differ from computations of similarly titled measures of other companies.

The following table presents a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure for the period indicated (in thousands).

	Three Months Ended June 30,
	2025	2024
Net income	$14,548	$29,041
Interest expense, net	23,049	22,688
Income tax expense	415	4,838
Depreciation, depletion and amortization	75,901	85,485
EBITDA	$113,913	$142,052
Non-cash share-based compensation expense	7,462	6,203
Losses on unsettled derivative instruments	472	3,329
Merger-related transaction costs	3,572	149
Adjusted EBITDA	$125,419	$151,733

The following table presents a reconciliation of Discretionary Cash Flow to the most directly comparable GAAP financial measure for the period indicated (in thousands).

	Three Months Ended June 30,
	2025	2024
Cash flow from operations	$85,489	$97,312
Interest expense, net	23,049	22,688
Income tax expense	415	4,838
Deferred tax benefit	(10,727)	3,256
Changes in operating assets and liabilities	25,033	24,799
Amortization of deferred financing costs and long-term debt discount	(1,412)	(1,309)
Merger-related transaction costs	3,572	149
Adjusted EBITDA	$125,419	$151,733
Less:
Cash and accrued interest expense	21,637	21,385
Estimated cash taxes	5,267	875
Discretionary Cash Flow	$98,515	$129,473
The following table presents a reconciliation of Cash G&A to the most directly comparable GAAP financial measure for the period indicated (in thousands).

	Three Months Ended June 30,
	2025	2024
General and administrative expense	$20,099	$13,456
Less:
Non-cash share-based compensation expense	7,462	6,203
Merger-related transaction costs	3,572	149
Rental income	194	171
Cash G&A	$8,871	$6,933

About Sitio Royalties Corp.
Sitio is a shareholder returns-driven company focused on large-scale consolidation of high-quality oil & gas mineral and royalty interests across premium basins, with a diversified set of top-tier operators. With a clear objective of generating cash flow from operations that can be returned to stockholders and reinvested, Sitio has accumulated over 275,000 NRAs through the consummation of over 200 acquisitions, as of June 30, 2025. More information about Sitio is available at www.sitio.com.
Forward-Looking Statements
This news release contains statements that may constitute “forward-looking statements” for purposes of federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “seeks,” “possible,” “potential,” “predict,” “project,” “prospects,” “guidance,” “outlook,” “should,” “would,” “will,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about the proposed merger, the likelihood that the conditions to the merger will be satisfied on a timely basis or at all, Viper’s or the Company’s ability to consummate the merger at any time or at all, the Company's expected results of operations, cash flows, financial position and future dividends; as well as certain future plans, expectations and objectives for the Company’s operations, including statements about our return of capital framework, our share repurchase program and its intended benefits, financial and operational guidance, strategy, synergies, certain levels of production, future operations, acquisitions, financial position, prospects, and plans. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties that could cause our actual results, performance, and financial condition to differ materially from our expectations and predictions. Factors that could materially impact such forward-looking statements include, but are not limited to: commodity price volatility, the global economic uncertainty and market volatility related to changes in U.S. trade policy, including the imposition of tariffs, slowing growth and demand, especially from China, the conflict in Ukraine and associated economic sanctions on Russia, the conflict in the Israel-Gaza region and continued hostilities in the Middle East including heightened tensions and conflict with Iran, Lebanon and Yemen, actions by OPEC+ and others, including any removal of oil production curtailments or the duration thereof, increased global oil, natural gas and natural gas liquids supply and those other factors discussed or referenced in the "Risk Factors" section of Sitio’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and other publicly filed documents with the SEC. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Sitio undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.
IR contact:
Alyssa Stephens
(281) 407–5204
IR@sitio.com